                                                               EXHIBIT 10.17


            TAPPAN ZEE FINANCIAL, INC. RECOGNITION AND RETENTION PLAN
                           FOR OFFICERS AND EMPLOYEES
                          RESTRICTED STOCK AWARD NOTICE


                                                       -          -
-----------------------------------------       ------   --------  ------
         Name of Award Recipient                Social   Security  Number


--------------------------------------------------------------------------------
                                 Street Address


--------------------------   --------------------   ----------------------------
          City                      State                 ZIP Code

This Restricted Stock Award Notice is intended to set forth the terms and conditions on which a Restricted Stock Award has been granted under the Tappan Zee Financial, Inc. Recognition and Retention Plan for Officers and Employees. Set forth below are the specific terms and conditions applicable to this Restricted Stock Award. Attached as Exhibit A are its general terms and conditions. This Restricted Stock Award Notice shall be effective as of July 11, 1996 and shall amend and supersede, in its entirety, any other Restricted Stock Award issued to the Award Recipient as of such date.

============================================================================================================================

     Restricted Stock Award            (A)               (B)               (C)               (D)                (E)
============================================================================================================================
                  Effective Date
----------------------------------------------------------------------------------------------------------------------------
                Class of Shares*
----------------------------------------------------------------------------------------------------------------------------
          No. of Awarded Shares*
----------------------------------------------------------------------------------------------------------------------------
                   Vesting Date*
============================================================================================================================

*Subject to adjustment as provided in the Plan and the General Terms and Conditions.

By signing where indicated below, Tappan Zee Financial, Inc. (the "Company") grants this Restricted Stock Award upon the specified terms and conditions, and the Award Recipient acknowledges receipt of this Restricted Stock Award Notice, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

TAPPAN ZEE FINANCIAL, INC.                             AWARD RECIPIENT


By
   -----------------------------------                 ------------------------
   Name:
   Title:

INSTRUCTIONS: This page should be completed by or on behalf of the Compensation Committee. Any blank space intentionally left blank should be crossed out. A Restricted Stock Award consists of a number of Awarded Shares with uniform terms and conditions. Where Awarded Shares are awarded on the same date with varying terms and conditions (for example, varying vesting dates), the awards should be recorded as a series of grants each with its own uniform terms and conditions.

                                                                       EXHIBIT A
            TAPPAN ZEE FINANCIAL, INC. RECOGNITION AND RETENTION PLAN
                           FOR OFFICERS AND EMPLOYEES
                             RESTRICTED STOCK AWARD

                          GENERAL TERMS AND CONDITIONS


         Section 1. Ownership of Shares. The shares of Common Stock, par value $.01 per share, of Tappan Zee Financial Inc. ("Shares") covered by this Award ("Awarded Shares") are held in trust by Marine Midland Bank, N.A., the Trustee of the Plan, for your benefit until such time as they are distributed to you or, if earlier, until you forfeit your rights to the Awarded Shares.

         Section 2. Vesting. In general the Awarded Shares shall become vested and available for distribution to you at the dates set forth in the Restricted Stock Award Notice. In the event that your service with the Company terminates on account of your death or Disability, then any Awarded Shares not theretofore forfeited shall become immediately vested. In addition, to the extent authorized pursuant to a Plan provision that is approved by the Company's shareholders after October 5, 1996, in the event your service terminates due to retirement (as defined in the Plan) or in the event a change of control (as defined in the Plan) occurs, then any Awarded Shares not theretofore forfeited shall become immediately vested.

         Section 3. Forfeitures. In the event that your service with the Company terminates before all of the Awarded Shares become vested, any Awarded Shares that have not yet become vested pursuant to section 2 of this Award Notice shall be forfeited. Following such a forfeiture, you will have no rights whatsoever with respect to the Awarded Shares forfeited. For purposes of determining any forfeitures, you will not be deemed to have terminated service with the Company for so long as you provide services to the Company or any subsidiary or affiliate of the Company as an employee, officer, director, advisory director, director emeritus, or consultant or for so long as you are bound by and are observing the terms of any contract which imposes restrictions on your right to perform services for a competitor of the Company or any of its subsidiaries or affiliates or provides other restrictive covenants.

         Section 4. Dividends. Any cash dividends or distributions declared and paid with respect to Awarded Shares not forfeited shall be held in the Trust Fund in accordance with the terms of the Plan and distributed to you (with any earnings attributable thereto) at the same time as the related Awarded Shares. Any stock dividends declared and paid with respect to Awarded Shares not forfeited shall be allocated to you, and such stock dividends shall be held in the Trust Fund and shall be subject to such restrictions and shall become vested under the same terms and conditions as the Awarded Shares to which they pertain.

         Section 5. Voting Rights. You shall have the exclusive right to direct the manner in which all voting rights appurtenant to Awarded Shares not forfeited will be exercised while such Awarded Shares are held in the Trust Fund. Such a direction shall be given by completing and filing a written direction, in the form and manner prescribed by the Committee, with such person as the Committee shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised.

         Section 6. Distribution Upon Vesting. As soon as practicable following the date any Awarded Shares become vested pursuant to the Award Notice, the Company will issue to you, or your Beneficiary entitled to such Awarded Shares, a stock certificate evidencing ownership of the Shares. Any additional Shares attributable to stock dividends paid with respect to the Awarded Shares then being distributed pursuant to this section 6 shall also be distributed and shall be evidenced by such stock certificate.

         Section 7. Registration of Shares. The Company's obligation to deliver Shares pursuant to this Award Notice shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of you or your Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (b) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

         Section 8. No Right to Continued Employment. Nothing in this Award Notice nor any action of the Board or the Committee with respect to this Award Notice shall be held or construed to confer upon you any right to a continuation of service with the Company or any of its affiliates which employ you. You may be dismissed or otherwise dealt with to the same extent as though this Award had not been made.

         Section 9. Taxes. The Company, the Committee or the Trustee shall have the right to require you to pay the amount of any tax which is required to be withheld with respect to the Awarded Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Awarded Shares to cover the amount required to be withheld.

         Section 10. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                  (a)      If to the Committee:

                           Tappan Zee Financial, Inc.
                           75 Broadway
                           Tarrytown, New York  10591

                           Attention:  Compensation Committee

                  (b)      If to you, to your address as shown in
                           the Company's personnel records.

         Section 11. No Assignment. The Awarded Shares shall not be transferable by you other than by will or by the laws of descent and distribution, and the Awarded Shares shall be distributable only to you during your lifetime.

         Section 12. Successors and Assigns. This Award Notice shall inure to the benefit of and shall be binding upon you and the Company and your respective heirs, successors and assigns.

         Section 13. Construction of Language. Whenever appropriate in this Award Notice, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Award Notice, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

         Section 14. Governing Law. This Award Notice shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America.

         Section 15. Amendment. This Award Notice may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between you and the Company.

         Section 16. Plan Provisions Control. This Award Notice, and the rights and obligations created hereunder, shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Award Notice, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Award Notice, you acknowledge receipt of a copy of the Plan.

            TAPPAN ZEE FINANCIAL, INC. RECOGNITION AND RETENTION PLAN
                              FOR OUTSIDE DIRECTORS
                          RESTRICTED STOCK AWARD NOTICE

                                                       -          -
-----------------------------------------       ------   --------  ------
         Name of Award Recipient                Social   Security  Number


--------------------------------------------------------------------------------
                                 Street Address


--------------------------   --------------------   ----------------------------
          City                      State                 ZIP Code

This Restricted Stock Award Notice is intended to set forth the terms and conditions on which a Restricted Stock Award has been granted under the Tappan Zee Financial, Inc. Recognition and Retention Plan for Outside Directors. Set forth below are the specific terms and conditions applicable to this Restricted Stock Award. Attached as Exhibit A are its general terms and conditions. This Restricted Stock Award Notice shall be effective as of July 11, 1996 and shall amend and supersede, in its entirety, any other Restricted Stock Award issued to the Award Recipient as of such date.

===========================================================================================================================

     Restricted Stock Award            (A)               (B)               (C)               (D)                (E)
===========================================================================================================================
                  Effective Date
---------------------------------------------------------------------------------------------------------------------------
                Class of Shares*      Common           Common             Common            Common            Common
---------------------------------------------------------------------------------------------------------------------------
          No. of Awarded Shares*
---------------------------------------------------------------------------------------------------------------------------
                   Vesting Date*
===========================================================================================================================

*Subject to adjustment as provided in the Plan and the General Terms and Conditions.

By signing where indicated below, Tappan Zee Financial, Inc. (the "Company") grants this Restricted Stock Award upon the specified terms and conditions, and the Award Recipient acknowledges receipt of this Restricted Stock Award Notice, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

TAPPAN ZEE FINANCIAL, INC.                          AWARD RECIPIENT


By
   -------------------------------                  -------------------------
   Name:
   Title:

--------------------------------------------------------------------------------
INSTRUCTIONS: This page should be completed by or on behalf of the Compensation Committee. Any blank space intentionally left blank should be crossed out. A Restricted Stock Award consists of a number of Awarded Shares with uniform terms and conditions. Where Awarded Shares are awarded on the same date with varying terms and conditions (for example, varying vesting dates), the awards should be recorded as a series of grants each with its own uniform terms and conditions.

                                                                       EXHIBIT A

            TAPPAN ZEE FINANCIAL, INC. RECOGNITION AND RETENTION PLAN
                              FOR OUTSIDE DIRECTORS
                             RESTRICTED STOCK AWARD

                          GENERAL TERMS AND CONDITIONS


                  Section 1. Ownership of Shares. The shares of Common Stock, par value $.01 per share, of Tappan Zee Financial Inc. ("Shares") covered by this Award ("Awarded Shares") are held in trust by Marine Midland Bank, N.A., the Trustee of the Plan, for your benefit until such time as they are distributed to you or, if earlier, until you forfeit your rights to the Awarded Shares.

                  Section 2. Vesting. In general the Awarded Shares shall become vested and available for distribution to you at the dates set forth in the Restricted Stock Award Notice. In the event that your service with the Company terminates on account of your death or Disability, then any Awarded Shares not theretofore forfeited shall become immediately vested. In addition, to the extent authorized pursuant to a Plan provision that is approved by the Company's shareholders after October 5, 1996, in the event your service terminates due to retirement (as defined in the Plan) or in the event a change of control (as defined in the Plan) occurs, then any Awarded Shares not theretofore forfeited shall become immediately vested.

                  Section 3. Forfeitures. In the event that your service with the Company terminates before all of the Awarded Shares become vested, any Awarded Shares that have not yet become vested pursuant to section 2 of this Award Notice shall be forfeited. Following such a forfeiture, you will have no rights whatsoever with respect to the Awarded Shares forfeited. For purposes of determining any forfeitures, you will not be deemed to have terminated service with the Company for so long as you provide services to the Company or any subsidiary or affiliate of the Company as an employee, officer, director, advisory director, director emeritus, or consultant or for so long as you are bound by and are observing the terms of any contract which imposes restrictions on your right to perform services for a competitor of the Company or any of its subsidiaries or affiliates or provides other restrictive covenants.

                  Section 4. Dividends. Any cash dividends or distributions declared and paid with respect to Awarded Shares not forfeited shall be held in the Trust Fund in accordance with the terms of the Plan and distributed to you (with any earnings attributable thereto) at the same time as the related Awarded Shares. Any stock dividends declared and paid with respect to Awarded Shares not forfeited shall be allocated to you, and such stock dividends shall be held in the Trust Fund and shall be subject to such restrictions and shall become vested under the same terms and conditions as the Awarded Shares to which they pertain.

                  Section 5. Voting Rights. You shall have the exclusive right to direct the manner in which all voting rights appurtenant to Awarded Shares not forfeited will be exercised while such Awarded Shares are held in the Trust Fund. Such a direction shall be given by completing and filing a written direction, in the form and manner prescribed by the Committee, with such person as the Committee shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised.

                  Section 6. Distribution Upon Vesting. As soon as practicable following the date any Awarded Shares become vested pursuant to the Award Notice, the Company will issue to you, or your Beneficiary entitled to such Awarded Shares, a stock certificate evidencing ownership of the Shares. Any additional Shares attributable to stock dividends paid with respect to the Awarded Shares then being distributed pursuant to this section 6 shall also be distributed and shall be evidenced by such stock certificate.

                  Section 7. Registration of Shares. The Company's obligation to deliver Shares pursuant to this Award Notice shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of you or your Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or
(b) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                  Section 8. No Right to Continued Employment. Nothing in this Award Notice nor any action of the Board or the Committee with respect to this Award Notice shall be held or construed to confer upon you any right to a continuation of service with the Company or any of its affiliates which employ you. You may be dismissed or otherwise dealt with to the same extent as though this Award had not been made.

                  Section 9. Taxes. The Company, the Committee or the Trustee shall have the right to require you to pay the amount of any tax which is required to be withheld with respect to the Awarded Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Awarded Shares to cover the amount required to be withheld.

                  Section 10. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                  (a)      If to the Committee:

                           Tappan Zee Financial, Inc.
                           75 Broadway
                           Tarrytown, New York  10591

                           Attention:  Compensation Committee

                  (b) If to you, to your address as shown in the Company's personnel records.

                  Section 11. No Assignment. The Awarded Shares shall not be transferable by you other than by will or by the laws of descent and distribution, and the Awarded Shares shall be distributable only to you during your lifetime.

                  Section 12. Successors and Assigns. This Award Notice shall inure to the benefit of and shall be binding upon you and the Company and your respective heirs, successors and assigns.

                  Section 13. Construction of Language. Whenever appropriate in this Award Notice, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Award Notice, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

                  Section 14. Governing Law. This Award Notice shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America.

                  Section 15. Amendment. This Award Notice may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between you and the Company.

                  Section 16. Plan Provisions Control. This Award Notice, and the rights and obligations created hereunder, shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Award Notice, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Award Notice, you acknowledge receipt of a copy of the Plan.